UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 26, 2004

BAY VIEW CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	001-14879	94-3078031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Gateway Drive, San Mateo, California	94404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 312-7300

N/A
(Former name, former address, and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits

     A copy of a letter from Deloitte & Touche LLP, dated August 3, 2004, and addressed to the Securities and Exchange Commission, with comments regarding the statements that were contained in Item 4. of the Company’s Form 8-K, dated August 2, 2004, is filed as Exhibit 16 to this Form 8-K/A.

Exhibit
Number	Description
16	Letter of Deloitte & Touche LLP dated August 3, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY VIEW CAPITAL CORPORATION Registrant
DATE: August 6, 2004	BY: /s/ John Okubo
John Okubo
Executive Vice President, Chief Financial Officer